SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2004

______________________

MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10415	20-0533283

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (703) 886-5600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press release dated May 10, 2004 and related financial schedules

Item 12. Results of Operations and Financial Condition.

     On May 10, 2004, MCI, Inc. (“MCI”) issued a press release announcing its operating results for the three-month period ended March 31, 2004, and concurrently filed its quarterly report on Form 10Q with the Securities and Exchange Commission. A copy of the press release, together with the related financial schedules, is attached hereto as Exhibit 99.1, the text of which are incorporated under Item 12 of this Form 8-K by reference herein.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Robert T. Blakely

Name: Robert T. Blakely
Title: Chief Financial Officer

Dated: May 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 10, 2004 and related financial schedules